Details of Certain Financial Statement Components and Supplemental Disclosures of Cash Flow Information and Non-Cash Activities - Schedule of Components of Accrued Expenses and Other Long Term Liabilities (Details) - USD ($)
	Apr. 03, 2021	Dec. 31, 2020	Dec. 31, 2019
Text Block [Abstract]
Salaries Payable	$ 30,000	$ 10,000	$ 23,000
Compensated absences		125,000	211,000
Total	30,000	135,000	452,000
Less current portion	(30,000)	(135,000)	(440,000)
Long term portion			$ 12,000